Exhibit 10.1

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this "Amendment") is entered into this      day of April, 2019, by and between Silicon Valley Bank ("Bank") and PROGYNY, INC., a Delaware corporation ("Borrower").

RECITALS

A.       Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 8, 2018 (as the same may from time to time be further amended, modified, supplemented or restated, the "Loan Agreement").

B.       Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.       Borrower acknowledges and agrees that it is currently in violation of Section 6.9 of the Loan Agreement for failing to agree to the New Minimum Revenue Financial Covenant by the date set forth therein (the "Existing Default"), and such violation constitutes an Event of Default.

D.       Borrower has requested that Bank waive the Existing Default and amend the Loan Agreement to document the New Minimum Revenue Financial Covenant.

E.       Bank has agreed to so waive the Existing Default and amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.         Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.         Waiver of Existing Default. Borrower acknowledges and agrees that unless the Existing Default is waived by Bank, such Existing Default would constitute an Event of Default under the Loan Documents. Subject to satisfaction of the terms and conditions set forth in this Section 2 and Section 9 below, Bank agrees to waive the Existing Default and waive any right and remedies against Borrower under the Loan Documents solely with respect to the Existing Default. Bank's agreement to waive the Existing Default shall in no way obligate Bank to make any other modifications to the Loan Agreement or to waive Borrower's compliance with any other terms of the Loan Documents, and shall not limit or impair Bank's right to demand strict performance of all other terms and covenants of the Loan Agreement or any of the Loan Documents as of any date. The waiver set forth above shall not be deemed or otherwise construed to constitute a waiver of any other provisions of the Loan Agreement or any of the Loan Documents in connection with any other transaction.

3.         Amendments to Loan Agreement.

3.1     Section 6.9 (Financial Covenant). Section 6.9 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

6.9     Financial Covenant. Maintain as of the last day of each fiscal quarter, unless otherwise noted, on a consolidated basis with respect to Borrower, minimum revenue of at least the following amounts measured as set forth below:

Fiscal Quarter Ending	Minimum Revenue
March 31, 2019, measured for the trailing three (3) month period then ended	$35,331,000
June 30, 2019, measured for the trailing six (6) month period then ended	$76,404,000
September 30, 2019, measured for the trailing nine (9) month period then ended	$120,959,000
December 31, 2019 measured for the trailing twelve (12) month period then ended	$168,822,000

Commencing with the fiscal quarter ending March 31, 2020 and as of the last day of each fiscal quarter thereafter, the Minimum Revenue financial covenant set forth in this Section shall be calculated so that Borrower shall be required to maintain a minimum of seventy-five percent of (75%) of Borrower's projected revenues as set forth in Borrower's annual financial projections approved by the Board which shall be delivered to Bank, in form and substance satisfactory to Bank, no later than January 31, 2020 (the "New Minimum Revenue Financial Covenant"). Borrower's failure to use good faith efforts to reach an agreement with Bank on the New Minimum Revenue Financial Covenant and to execute and deliver to Bank an amendment to this Agreement which provides the terms for such New Minimum Revenue Financial Covenant no later than March 31, 2020 shall constitute an immediate Event of Default under this Agreement.

3.2     Compliance Statement. The Compliance Statement attached to the Loan Agreement as Exhibit B is replaced in its entirety with the Compliance Statement attached hereto as Exhibit B. From and after the date hereof, all references in the Loan Agreement to the Compliance Statement shall be deemed to refer to the Compliance Statement in the form attached hereto as Exhibit B.

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4.    Limitation of Waiver and Amendments.

4.1     The waiver and amendments set forth in Sections 2 and 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2     This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5.     Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1     Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3    The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as

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such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

6.   Ratification of Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 8, 2018, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

7.   Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8.   Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9.   Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower's payment of Bank's legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

PROGYNY, INC.

By:	/s/ Melissa Pursley
Name: Melissa Pursley
Title: VP-Finance

BANK:

SILICON VALLEY BANK

By:
Name:
Title:

EXHIBIT B

COMPLIANCE STATEMENT

TO:	SILICON VALLEY BANK	Date:
FROM:	PROGYNY, INC.

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), Borrower is in complete compliance for the period ending                with all required covenants except as noted below. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Statement	Monthly within 30 days	Yes No
Annual financial statements (CPA Audited)	If audited required by Board, FYE within 180 days; otherwise, company prepared financial statements FYE within 60 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & AP Agings and Deferred Revenue report	Monthly within 30 days	Yes No
Borrowing Base Statement (including detailed AR ledger report)	When a Streamline Period is not in effect, weekly on Friday of each week; and when a Streamline Period is in effect, monthly within 7 days of month end	Yes No
Board approved projections	Within 30 days of later of Board Approval or FYE, and as amended/updated	Yes No

Financial Covenant	Required	Actual	Complies

Maintain on a Quarterly Basis:
Minimum Revenue	See attached schedule	$	Yes No

Unrestricted Cash	Streamline Period	Interest Rate for Advances	Applies
Unrestricted Cash>$5,000,000	Yes	Prime Rate	Yes No
Unrestricted Cash≤$5,000,000	No	Prime Rate + 0.50%	Yes No

The following streamline eligibility, financial covenant and performance pricing analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Compliance Statement.

The following are the exceptions with respect to the statements above: (If no exceptions exist, state "No exceptions to note.")

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Schedule 1 to Compliance Statement

Financial Covenants of Borrower and Streamline Period and Performance Pricing Criteria

In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated:

1.            Minimum Revenue — Financial Covenant (Section 6.9)

Required: As of the last day of each fiscal quarter, on a consolidated basis with respect to Borrower, minimum revenue of at least the following amounts at the following times:

Fiscal Quarter Ending		Minimum Revenue
March 31, 2019, measured for the trailing three (3) month period then ended		$35,331,000
June 30, 2019, measured for the trailing six (6) month period then ended		$76,404,000
September 30, 2019, measured for the trailing nine (9) month period then ended		$120,959,000
December 31, 2019 measured for the trailing twelve (12) month period then ended		$168,822,000

A.	Revenue	$

Is line A equal to or greater than the required amount?

No, not in compliance	Yes, in compliance

SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 21st day of January, 2020, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and PROGYNY, INC., a Delaware corporation (“Borrower”).

RECITALS

A.         Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 8, 2018 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.         Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.         Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.        Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.         Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.         Amendments to Loan Agreement.

2.1       Section 6.8 (Accounts).

(a)        Section 6.8(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(a)        Borrower, any Subsidiary of Borrower and any Guarantor shall maintain all of its operating accounts and excess cash (excluding any amounts used for investments or securities accounts with Bank of America) with Bank or Bank’s Affiliates.

3.         Limitation of Amendments.

3.1       The amendments set forth in Sections 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2       This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect

3.3       In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided to Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4.         Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1       Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2       Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3       The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

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4.7       This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.         Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.         Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.         Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

PROGYNY, INC.

By:	/s/ Melissa Pursley
Name: Melissa Pursley
Title: VP, Finance

BANK:

SILICON VALLEY BANK

By:	/s/ Joseph C. Hammer
Name: Joseph C. Hammer
Title: Managing Director

[Signature Page to Second Amendment to Loan and Security Agreement]

THIRD AMENDMENT TO
LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 17th day of June, 2020, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and PROGYNY, INC., a Delaware corporation (“Borrower”).

RECITALS

A.         Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 8, 2018 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.         Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.         Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.         Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.         Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.         Amendments to Loan Agreement.

2.1        Section 6.2 (Financial Statements, Reports).

(a)        Section 6.2(a) of the Loan Agreement is hereby amended by adding the following at the end of such subsection as follows:

“provided, however, at any time no Advances are outstanding, within seven (7) days after the end of each fiscal quarter;”

(b)        Section 6.2(b) of the Loan Agreement is hereby amended by deleting the language preceding clause (A) therein and replacing it with the following:

“within thirty (30) days after the end of each (i) fiscal quarter if no Advances are outstanding, and (ii) month at all other times,”

(c)        Section 6.2(c) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(c)        as soon as available but no later than thirty (30) days after the last day of each (i) fiscal quarter if no Advances are outstanding, and (ii) month at all other times, a company prepared balance sheet and income statement covering Borrower’s consolidated operations for such month in a form acceptable to Bank (the “Monthly/Quarterly Financial Statements”);

(d)        Section 6.2(d) of the Loan Agreement is hereby amended by deleting the language before the first comma therein and replacing it with the following:

“within thirty (30) days after the last day of each (i) fiscal quarter if no Advances are outstanding, and (ii) month at all other times and in the case of both (i) and (ii), together with the Monthly/Quarterly Financial Statements”

2.2        Section 6.9 (Financial Covenants). Section 6.9 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

6.9 Financial Covenant. Maintain as of the last day of each fiscal  quarter, unless otherwise noted, on a consolidated basis with respect to Borrower, minimum revenue of at least the following amounts: (i) for the fiscal quarter ending June 30, 2020, $45,000,000 and (ii) for the fiscal quarters ending September 30, 2020 and December 31, 2020, at least the same revenue as maintained for Borrower’s fiscal quarters ended September 30, 2019 and December 31, 2019 which was $61,000,000 and $65,000,000, respectively.

Commencing with the fiscal quarter ending March 31, 2021 and as of the last day of each fiscal quarter thereafter, the minimum revenue financial covenant set forth in this Section 6.9 shall be calculated based on Borrower’s annual financial projections approved by the Board and in form and substance satisfactory to Bank which projections shall be delivered to Bank as required by Section 6.2(e) of this Agreement (the “New Minimum Revenue Financial Covenant”). Borrower’s failure to use good faith efforts to reach an agreement with Bank on the New Minimum Revenue Financial Covenant and to execute and deliver to Bank an amendment to this Agreement which provides the terms for such New Minimum Revenue Financial Covenant no later than February 28, 2021 shall constitute an immediate Event of Default under this Agreement.

2.3        Section 13 (Definitions). The following term and its respective definition are hereby added to Section 13.1 of the Loan Agreement in alphabetical order:

“Monthly/Quarterly Financial Statements” is defined in Section 6.2(c).

2.4        Compliance Statement. The Compliance Statement attached to the Loan Agreement as Exhibit B is replaced in its entirety with the Compliance Statement attached hereto as Exhibit B. From and after the date hereof, all references in the Loan Agreement to the Compliance Statement shall be deemed to refer to the Compliance Statement in the form attached hereto as Exhibit B.

3.         Limitation of Amendments.

3.1        The amendments set forth in Sections 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2        This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect

3.3        In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided to Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4.         Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1        Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2        Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3        The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4        The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5        The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6        The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7        This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.         Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.         Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

7.         Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

PROGYNY, INC.

By:	/s/ Peter Anevski
Name: Peter Anevski
Title: CFO

BANK:

SILICON VALLEY BANK

By:	/s/ Robert Mingrone
Name: Robert Mingrone
Title: Director

[Signature Page to Third Amendment to Loan and Security Agreement]

EXHIBIT B

COMPLIANCE STATEMENT

TO:	SILICON VALLEY BANK	Date:
FROM:	PROGYNY, INC.

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), Borrower is in complete compliance for the period ending ________________with all required covenants except as noted below. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly/Quarterly financial statements with Compliance Statement	(i) Quarterly within 30 days if no Advance outstanding, otherwise (ii) monthly within 30 days	Yes No
Annual financial statements (CPA Audited)	If audited required by Board, FYE within 180 days; otherwise, company prepared financial statements FYE within 60 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Deferred Revenue report	(i) Quarterly within 30 days if no Advance outstanding, otherwise (ii) monthly within 30 days	Yes No
Borrowing Base Statement (including detailed AR ledger report)

(i) when Advances are outstanding, (a) When a Streamline Period is not in effect, weekly on Friday of each week; and (b) when a Streamline Period is in effect, monthly within 7 days of month end, otherwise (ii) quarterly within 7 day of quarter-end

Yes No
Board approved projections	Within 30 days of later of Board Approval or FYE, and as amended/updated	Yes No

Financial Covenant	Required	Actual	Complies

Maintain on a Quarterly Basis:
Minimum Revenue	See attached schedule	$__________	Yes No

Unrestricted Cash	Streamline Period	Interest Rate for Advances	Applies
Unrestricted Cash >$5,000,000	Yes	Prime Rate	Yes No
Unrestricted Cash <$5,000,000	No	Prime Rate + 0.50%	Yes No

The following streamline eligibility, financial covenant and performance pricing analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Compliance Statement.

The following are the exceptions with respect to the statements above: (If no exceptions exist, state “No exceptions to note.”)

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Schedule 1 to Compliance Statement

Financial Covenants of Borrower and Streamline Period and Performance Pricing Criteria

In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated:

I.          Minimum Revenue – Financial Covenant (Section 6.9)

Required: As of the last day of each fiscal quarter, on a consolidated basis with respect to Borrower, minimum revenue of at least the following amounts: (i) for the fiscal quarter ending June 30, 2020, $45,000,000 and (ii) for the fiscal quarters ending September 30, 2020 and December 31, 2020, at least the same revenue as maintained for Borrower’s fiscal quarters ended September 30, 2019 and December 31, 2019 which was $61,000,000 and $65,000,000, respectively:

A.	Revenue	$___________________________________

Is line A equal to or greater than the required amount?

________ No, not in compliance	________ Yes, in compliance

B-1